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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        As previously reported, on December 3, 2002, UnitedGlobalCom, Inc.'s majority-owned subsidiary, United Pan-Europe Communications N.V. ("UPC") commenced a voluntary Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York (Case No. 02-16020). Simultaneously with the commencement of the Chapter 11 case, UPC also voluntarily commenced a moratorium of payments in The Netherlands under Dutch bankruptcy law and filed a proposed plan of compulsory composition (Akkoord) with the Amsterdam Court (Rechtbank) (the "District Court") under the Dutch Faillissementswet. On March 13, 2003, the District Court ratified the Akkoord in a written decision, which was confirmed by the Dutch Court of Appeals. The ratification of the Akkoord has been appealed to the Dutch Supreme Court (Hoge Raad) (the "Supreme Court"). The Supreme Court will be the final point of appeal in relation to the ratification of the Akkoord. UPC believes the appeal is without merit.

        A copy of UPC's press release announcing the foregoing is included herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press release of UPC dated April 24, 2003 announcing the appeal of the ratification of the Akkoord to the Dutch Supreme Court, incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated April 24, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ ELLEN P. SPANGLER Ellen P. Spangler Senior Vice President

Date: April 24, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of UPC dated April 24, 2003 announcing the appeal of the ratification of the Akkoord to the Dutch Supreme Court, incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated April 24, 2003.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX